B E R M U D A I R E L A N D U N I T E D S T A T E S LLOYD’S A World Class Specialty Insurer and Reinsurer Investor Presentation Second Quarter 2009 Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The
Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, and Lloyd’s
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 93%
Strong, liquid balance sheet with conservative reserving track record
Gross premiums written (2008) of $1.3 billion and 6/30/09 equity of $1.4 billion
Prudent capital management - $305 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
High quality investment portfolio repositioned to reflect traditional underwriting base
Hedge funds are now a much smaller part of Max’s asset base at 8.5% and are to be reduced to 5%
to 7% by year end 2009
Max has evolved and repositioned itself since its formation in 1999
Max Capital Today
Short-Tail
Long-Tail
62%
38%
Insurance
Reinsurance
53%
47%

Strong First Half 2009 Results
Total GPW of $830.8 million, up 22.9% compared to H1’08
Reflects the build-out of the global platform
Max Specialty GPW: $150 million
Max at Lloyd’s GPW: $90 million
Profitable underwriting results - Overall combined ratio 90.8% in the Q2 and 90.3% in the H1
2009
Market conditions improving in 2009
Rate increases on short-tail lines
Casualty rates have stabilized
Reduction of hedge funds on plan at 8.5% of invested assets at 6/30/09 down from 14.1% at
12/31/08
Total investment portfolio return: 1.62%
Max Cash and Fixed Maturities Return:   0.88%
Max Hedge Fund Return:  5.23%

Recent Developments Further Build Out The Platform
Underwriting
International casualty reinsurance team at Max at Lloyd’s
Professional liability team at Max Specialty
Geographic
The addition of California gives Max a 50 state franchise for admitted Marine products on both Inland and Ocean
With Puerto Rico, Max Specialty can now write non-admitted excess and surplus lines business throughout the U.S. and Puerto Rico.

Global Reach Through Established Platforms
Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance
Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
International casualty
treaty reinsurance
General liability
Marine
Property
Miscellaneous
professional liability
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
United States
Offices
Bermuda
Dublin
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco

140%
33%
50%
56%
57%
67%
252%
60%
73%
92%
80%
112%
0%
25%
50%
75%
100%
125%
150%
300%
2005 2006 2007 2008 Q1'09 Average
82%
75%
84%
75%
77%
96%
103%
97%
101%
96%
96%
124%
0%
25%
50%
75%
100%
125%
150%
300%
Average 2005 2006 2007 2008 Q1'09
Median
201% 55% 61% 89% 74% 96%
Median
116% 85% 83% 94% 87% 93%
Max 106% 86% 88% 92% 90% 92%
____________________
Diversified Platforms Generate More Consistent Margins
Diversified Reinsurers Property Focused Reinsurers

Max has performed well within its diversified peer group with less volatility than property focused reinsurers
Source:  Company filings.
Property focused reinsurers include RNR, IPC, VR, MRH and FSR. Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, PTP and MXGL.

8

Diversified Premium Mix:
A Key Differentiator
Property Casualty
Insurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
____________________
Source: Merrill Lynch
Note: Based on full year 2008 property and casualty gross premiums written.  Certain allocations have been estimated.
Reinsurance
RE
TRH PRE
ORH
AXS ACGL
ENH
AHL
RNR
AWH
PTP
MXGL
MRH
VR
IPCR
FSR

Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2008 combined ratio = 88%
2008 GPW - $389 million
2008 GPW - $420 million
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Working layer excess / quota share
business
Cross class capability
2008 combined ratio = 87%
Excess
Liability
Professional
Liability
Aviation
Property
14%
14%
41%
32%
Other
General
Liability
Marine &
Energy
Whole
Account
Aviation
Prof.
Liabliity
Workers
Comp
Med. Mal.
Agriculture
Property
25%
19%
18%
13%
9%
8%
3%
3%

… With an Attractive Position in the U.S. Market and Lloyd’s
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target combined
ratio of 85% to 90%
Expected GPW of $250 million in 2009
2008 GPW - $194 million
2008 GPW - £65 million
(1)
U.S. Insurance Max at Lloyd’s
Acquired in November 2008
Direct and reinsurance
Expected GPW of $150 million in 2009
____________________
(1) GPW reflects full year of business, which includes periods prior to the acquisition by Max.
Marine
General
Casualty
Property
20%
31%
49%
Accident &
Health
Fin.
Institutions
Prof.
Indemnity /
Med. Mal.
Employers'
Public Liability
Property
Treaty
45%
1%
19%
18%
17%

As % of Total Investments
Max Investment Portfolio Highlights
____________________
(1) Peers include : IPCR, PRE, ORH, ACGL, RE, RNR, MRH, ENH, TRH, AXS, AWH, PTP, VR, AHL, FSR, and GLRE. Peer average represents 3/31/09 allocation of preferred / equities and “other investments” as % of total investments.
Hedge fund allocation is decreasing
Market neutral / absolute return focus
Max alternatives in line with Bermuda peers
Max hedge funds target = 5%-7%
Peer group
(1)
(average) = 10%
5%-7%
8.5%
29%
0%
5%
10%
15%
20%
25%
30%
35%
Max
12/31/05
Max
6/30/09
Target
Long / Short funds
33.5%
Opportunistic
0.6%
Distressed
Securities
16.5%
Arbitrage
strategies
28.5%
Emerging / Global
Markets
20.9%
Hedge funds
8.5%
Cash
19.7%
Fixed income
71.8%

U.S. Specialty
15%
Max at Lloyd's (1)
1%
Bermuda/Dublin
Insurance
31%
Life & Annuity
Reinsurance
19%
Bermuda/Dublin
Reinsurance
34%
Bermuda/Dublin P&C Insurance: A Consistently
Profitable Performer
Bermuda / Dublin Insurance 2008 GPW
Max Capital 2008 GPW
Total = $1,254 million
Total = $389 million
2009E Total = $405 million
____________________
(1) Max at Lloyd’s acquired in November 2008 and includes partial year GPW.
Excess
Liability
Professional
Liability
Aviation
Property
14%
14%
41%
32%

$163.2
$355.3
$396.6
$389.4
$248.1
$382.9
107.3%
80.5%
92.8%
70.6%
86.2%
88.2%
$0
$100
$200
$300
$400
$500
$600
2003 2004 2005 2006 2007 2008
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
Bermuda/Dublin P&C Insurance: Historical Results
GPW ($MM) Combined Ratio
Loss Ratio 75.4% 101.5% 62.8% 77.1% 78.1% 73.0%
(78.4% excluding KRW)
Casualty
Property / Short-
Tail
27%
73%
2008 GPW

Bermuda/Dublin P&C Insurance: Solid Casualty Results
GWP ($MM)
Policy Year Loss Ratio
Max has demonstrated profitable
underwriting and risk selection
Max entered in 2002 / 2003
Strong underwriting teams
Quantitative models
“Tougher”, better priced classes
Predominately claims made
2003 to 2006 were extremely profitable
Profitable booked loss ratios
High amounts of IBNR remain
Rates are currently flat year over year
Overall IBNR is 70% - 75% of current
casualty reserves
$163.2
$245.9
$321.0
$313.7
$289.0
$282.6
74.1%
63.7%
76.2%
78.2%
82.7%
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007 2008
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%

Highlights
Excess Liability
Expected 2009 GPW of $125mm
Average premium of approximately $1mm per policy
Major classes – healthcare, pharma, railroad, industrial
Market conditions – Q1 09 rates stable

Professional
Liability
Expected 2009 GPW of $160mm
Average premium of approximately $400,000 per policy
Major classes – E&O (lawyers), EPLI, & D&O
Market conditions
E&O – Stable to up 10%
D&O – Slightly up to substantially up on FI
EPLI – Stable
Bermuda/Dublin: Casualty Insurance
2008 GPW
Excess
Liability
Professional
Liability
Aviation
32%
Excess
Liability
Professional
Liability
Aviation
Property
41%

Bermuda/Dublin: Specialty Insurance
2008 GPW
Property
14%
Aviation
14%
Highlights
Property
Insurance
Expected 2009 GPW of $60mm
Average premium of approximately $250,000 per policy
Major classes – commercial, industrial, & energy
Market conditions
Up 10% to 15% on accounts with no losses
Significantly higher on loss effected accounts
Aviation
Insurance
Expected 2009 GPW of $60mm
Average premium of approximately $85,000 per policy
Major classes – airlines, aerospace, and general aviation
Market conditions
Rates up 10% to 15% on airlines
Stable on aerospace and general aviation

Excess
Liability
Marine &
Energy
Other
Aviation
Prof. Liabliity
Workers
Comp
Med. Mal.
Agriculture
Property
25%
19%
18%
13%
9%
8%
4%
3%
2%
Bermuda / Dublin Reinsurance 2008 GPW
Max Capital 2008 GPW
Total = $1,254 million
Total = $420 million
2009E Total = $415 million
____________________
(1) Max at Lloyd’s acquired in November 2008 and includes partial year GPW.
Bermuda/Dublin: P&C Reinsurance Premium Contribution
U.S. Specialty
15%
Max at Lloyd's
(1)
1%
Bermuda/Dublin
Insurance
31%
Life & Annuity
Reinsurance
19%
Bermuda/Dublin
Reinsurance
34%

Bermuda/Dublin P&C Reinsurance: Historical Results
GPW ($MM)
Combined Ratio
Loss Ratio 74.9% 91.1% 70.0% 55.4% 64.0%
$248.6
$246.1
$419.5
$345.2
$423.6
$369.6 $334.6
87.4%
83.9%
93.9%
105.7%
96.7%
$0
$100
$200
$300
$400
$500
$600
$700
$800
2004 2005 2006 2007 2008
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
Traditional Non-traditional Combined Ratio
$583.2 $615.7
Casualty
57%
43%
Property /
Short-Tail

Bermuda/Dublin: Specialty Reinsurance
Excess
Liability
Marine &
Energy
Other
Aviation
Prof. Liabliity
Workers
Comp
Agriculture
25%
Excess
Liability
Marine &
Energy
Other
Aviation
Prof. Liabliity
Med. Mal.
Agric
Property
8%
Property
Aviation
2008 GPW
Highlights
Property
Reinsurance
Expected 2009 GPW of $100mm
Average premium of approximately $700,000 per treaty
US nationwide, super regional, Japan, Europe
Market conditions
Nationwide up 15%, regional & super regional up 5%-10%
Europewide up 5% to 15%, other international flat to up 5%
Aviation &
Space
Expected 2009 GPW of $30mm
Average premium of approximately $1.2mm per treaty
Airlines, satellite, and general aviation
Market conditions
Signs of hardening on airline insurance, GA is stable
Satellite up 10% to 15%

Bermuda/Dublin: Specialty Reinsurance (cont’d)
Agricult
Workers
Comp
Prof. Liabliity
Aviation
Other
Energy
Excess
Liability
3%
Excess
Liability
Marine &
Energy
Other
Aviat
Prof.
Med. Mal.
Agriculture
19%
Marine &
Energy
Agriculture
2008 GPW
Highlights
Marine &
Energy
Expected 2009 GPW of $20mm
Average premium of approximately $1.0mm per treaty
Onshore and offshore energy
Market conditions
Gulf market is seeking 60% to 75% rate increases
Onshore rates are up 5% to 10%
Agriculture
Expected 2009 GPW of $75mm
Average premium of approximately $8.0mm per treaty
Multi peril crop, some crop/hail and named peril
Market conditions
Flat on an exposure adjusted basis

Bermuda/Dublin: Casualty Reinsurance
Property
Agriculture
Me
Workers
Comp
Prof. Liabliity
Aviation
Other
Marine &
Energy
Excess
Liability
2%
2%
Excess
Liability
Marine &
Energy
Other
Aviation
Workers
Comp
Med. Mal.
Agricult
Property
9%
Prof.
Liability
2008 GPW
Highlights
Excess Liability
Expected 2009 GPW of $25mm
Average premium of approximately $2mm per treaty
General liability, auto liability, public entity business
Market conditions
Primary rates flat to increasing, reinsurance rates up
National writers looking for support
Professional
Liability
Expected 2009 GPW of $15mm
Average premium of approximately $400,000 per treaty
D&O, E&O, & E&O – lawyers
Market conditions
E&O – Stable to up 10%
D&O – Slightly up to substantially up on FI
EPLI – Stable

Exces
Liabilit
Marine
Energ
Other
Aviation
Prof. Liabliity Workers
Comp
Med. Mal.
Agriculture
Property
18%
Excess
Liability
Marine &
Energy
Other
Aviation
Prof. Liabliity
Workers
Comp
Med. Mal.
Agriculture
Prop
13%
2008 GPW
Bermuda/Dublin: Casualty Reinsurance (cont’d)
Highlights
Medical
Malpractice
Expected 2009 GPW of $60mm
Average premium of approximately $2.0mm per treaty
Physicians & surgeons, hospitals, surgery centers
Market conditions
Physician & primary HPL stable
Excess HPL rates not as attractive
Workers
Compensation
Expected 2009 GPW of $55mm
Average premium of approximately $1.7mm per treaty
Small regional, single state funds, national writers on cat
Market conditions
Primary rates flat to down, reinsurance rates mixed
Looking to exploit XOL/QS pricing differentials

Max at Lloyd’s: Max’s Newest Platform
Manage £125.0 million of 100% owned capacity in Syndicate 1400.  Also manage two partially owned third party syndicates
Offices in London, Copenhagen, and Tokyo - total staff of 85
Syndicates under management
Syndicate 1400 - 2008 stamp capacity of £125.0mm – 100% provided by Max
Writes property reinsurance, accident & health reinsurance and financial institutions insurance
Broad geographic spread, including the US, UK, Caribbean and Asia
Syndicate 2525 - 2008 stamp capacity of £42.0mm – 2% provided by Max
Writes employers’ and third party / product liability lines, both on primary and excess of loss bases
Concentrates on the UK, with only small overseas exposures and no US-domiciled insureds
Syndicate 2526 - 2008 stamp capacity of £31.8mm – 36% provided by Max
Writes professional indemnity and medical malpractice
Primarily UK-domiciled insureds with some European and Australian accounts

Accident &
Health
25%
Property
Treaty
75%
Accident & Health
16%
Other
2% Professional
Indemnity
15%
Financial Institutions
17%
Property Treaty
50%

Max at Lloyd’s: 2009E Gross Premiums Written
Total = $150 million
Max At Lloyd’s 2009E GPW
____________________
Note:  2009 gross premiums written represent Max at Lloyd’s syndicate interests only.
Reinsurance: $99 million
PL/EL
5%
Professional
Indemnity
44%
Financial
Institutions
50%
Insurance: $51 million

USA
29%
Japan
13%
Europe
20%
UK/Eire
17%
Caribbean
6%
Other
15%
Europe
31%
UK/Eire
63%
Other
6%
USA
16%
Caribbean
8%
UK/Eire
13%
Europe
37%
Latin America
17%
Other
9%
USA
39%
Canada
5%
Europe
30%
Japan
5%
UK/Eire
9%
Other
12%
Max at Lloyd’s: Geographic Reach
USA
39%
Canada
5%
Japan
24%
Europe
9%
UK/Eire
7%
Caribbean
8%
Australasia
6%
Other
2%
Property
Professional Indemnity Financial Institutions
Accident & Health
Total

Enhancing Max at Lloyds in 2009
Maintain and strengthen our existing Lloyd’s underwriting resources
Continuing emphasis on robust pricing process and superior risk selection
Market conditions improving – but slowly
Strategy of diversification to add further experienced underwriting teams, to further leverage the Lloyd’s franchise:
PA insurance
Casualty treaty reinsurance
Marine
Others
Hired 4 new underwriters thus far in 2009: Clive Hatto in accident & health; Hugh
Sprowson in financial institutions; Graeme Scott and Stuart Hawes in international casualty treaty reinsurance
Improved capital efficiency, reduced expense ratio and improved ROEs

Property
General
Casualty
Marine
49%
31%
20%
Max Specialty: An Important and Growing Business for Max
Life & Annuity
Reinsurance
Max at Lloyd's
U.S. Specialty
Bermuda/Dublin
Insurance
Bermuda/Dublin
Reinsurance
34%
31%
15%
1%
19%
Product diversification allows resources to be reallocated as market cycles change
Max Specialty 2008 GPW
Max Capital 2008 GPW
Total = $1,254 million Total = $194 million
2009E Total = $250 million
____________________
(1) Max at Lloyd’s acquired in November 2008 and includes partial year GPW.
(1)

Max Specialty – Leading E&S Writer
Max Specialty contributes to Max Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle
Nationwide excess and surplus lines writer of property, casualty and marine
Three distinct divisions: Brokerage, Marine and Contract Binding
Six strategically placed offices in the US
Strong financial strength and technical expertise
Significant product diversification and strong distribution relationships
Start-up in 2007 with experienced teams from Essex/Markel and other E&S platforms
Expected to write $250 million of GWP in 2009
Internal structure in place and start-up expenses have stabilized
Strong relationships with our brokers and agents
Licensed in 49 states on a non-admitted basis and 50 states on an admitted basis
Have the people and the platforms to write a diversified book anywhere in the U.S.
Use of third party reinsurance to minimize exposure in early years
Strong sponsorship by the reinsurance community
Placed with favorable terms and conditions
Target combined ratio of 85% to 90%
Loss ratio on target; expense ratio decreasing as book continues to grow

Max Specialty Segment Review
2008 GPW
Contract Bindi
Max Managers
Marin
Brokerage
41%
Contract Binding
Max Man
Marine
33%
Highlights
Brokerage
Division
Expected 2009 GPW of $90mm
Average premium of approximately $45,000 per policy
Apartments, offices, mixed use, hotels, shopping centers
Market conditions
Loss effected layers up 25% to 30%, others up 10%
Non cat exposed layer pricing remains soft
Contract
Binding
Expected 2009 GPW of $86mm
Average premium of approximately $2,000 per policy
Mostly casualty – contractors, habitational, retail, and service
Market conditions
Casualty pricing mixed

Max Specialty Segment Review (cont’d)
2008 GPW
Max Managers
Marine
6%
Marine
20%
Highlights
Marine
Expected 2009 GPW of $53mm
Average premium of approximately $30,000 per policy
Contractors equipment, builders risk, motor truck cargo
Market conditions
Primary rates flat with meaningful increases on loss affected accounts
Max Managers
Expected 2009 GPW of $21mm
Average premium of approximately $2mm per treaty
Nursing homes, hospital, other medical and industrial
Market conditions
Rates mixed

Overview of Life Reinsurance
Spread management business, comparable to basic full Loss Portfolio Transfer
Purchase blocks of existing policy or claim reserves (reserve buy outs)
All originated transactions – winner takes all
Known data files – no unreported exposures, minimal IBNR
Access to historic experience data
Only products with highly predictable and non-volatile cash flows
Full asset transfer – the economic value of the liabilities
It is NOT …
Risk premium reinsurance (mainstream life reinsurance)
Automatic reinsurance of new business (treaty business)
Mega-sized transactions
Variable or deferred annuities, XXX, term insurance, life settlements, COLI/BOLI
U.S. Specialty
15%
Max at Lloyd's (1)
1%
Bermuda/Dublin
Insurance
31%
Life & Annuity
Reinsurance
19%
Bermuda/Dublin
Reinsurance
34%
____________________
(1) Max at Lloyd’s acquired in November 2008 and includes partial year GPW.

Overview of Life Reinsurance
Business targets
3 or 4 deals per year - $150+ million new business
Remain expense efficient
Price and realize ROE of 15%+
Sales: 2000 to 2008 in excess of $1.75 billion
27 transactions; 15 counterparties; 3 deals per year on
average
Reserves Under Management - $1.4 billion
European pension annuities in payment
Disabled life claim reserves, both disability income and
mortality
Small face amount life insurance, mostly paid-up
Structured settlements
Liability performance virtually exactly on target with pricing;
no policy performance impact of recession or natural
disasters
Cost-efficiency: expenses lower than priced for
Gross Premiums Written
($MM)
$212.3
$275.0
$45.0
$302.0
$242.2
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2004 2005 2006 2007 2008

Max Bermuda and Dublin (Insurance/Reinsurance)
Rates rising in short-tail property cat and energy
Long-tail lines have stabilized and stopped declining
Max at Lloyd’s
Provides access to global specialty business, high credit ratings, worldwide licenses
Experienced team underwriting a seasoned book of business
Building out the platform recruiting new teams with recent additions
International casualty reinsurance
Marine and personal accident insurance
Max Specialty
Strong distribution relationships continue to generate a high flow of business
Market dislocations provide the opportunity to add teams and new products
Benefiting from improving property rates
Profitability improving as the business matures and can retain more business
Life Reinsurance
Only writes “closed” blocks of business with no variable annuity exposure
Provides surplus relief which will be in high demand as many life insurers are capital constrained
Max is Strongly Positioned in 2009

Property and Casualty GPW growth target of 20% to 22% driven by:
Max at Lloyd’s
Max Specialty
Bermuda/Dublin Insurance and Casualty Reinsurance relatively flat
Expected combined ratio of 88% to 90%
Assumes a cat load of 4-6 points
Improved profitability at Max Specialty as earned premiums offset higher expenses to build-out the platform
Investment allocations
93%-95% fixed income
5%-7% hedge funds
Target ROE is 15%**
*Issued Feb 2009
**Over the course of the cycle
2009 Guidance*

Max Average
____________________
Source : FactSet, SNL and company filings.
Note : Based on primary book value per share.
(1) Diversified peers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, and PTP.
Stock Valuation Is Lagging Underwriting Performance
0.20x
0.40x
0.60x
0.80x
1.00x
1.20x
1.40x
1.60x
7/28/06 11/26/06 3/28/07 7/28/07 11/27/07 3/27/08 7/27/08 11/26/08 3/28/09 7/28/09
Average Price / Book Value
3-Year 2-Year 1-Year Current
Max 0.96x 0.88x 0.76x 0.88x
Diversified 1.11 1.01 0.89 0.96

36
36
Strongly positioned to capitalize on market dislocations
Diversified portfolio with four robust underwriting platforms
Significant reduction in hedge fund exposure
Bringing hedge funds down to 5-7% of total investments
Meaningful investment opportunity to redeploy significant cash position
Demonstrated commitment to enhancing shareholder value
Well capitalized liquid balance sheet with financial flexibility
Valuation at a significant discount to “specialty insurance” peers

Investment Opportunity in Max Today

($ in millions)
Strong Balance Sheet
June 30, December 31,
2009 2008
Cash & Fixed Maturities $4,687 $4,603
Other Investments 437                            754
Premium Receivables 670                            555
Losses Recoverable 930                            847
Other Assets 568                            493
     Total Assets $7,292 $7,252
Property & Casualty Losses $3,058 $2,938
Life & Annuity Benefits 1,389                         1,367
Deposit Liabilities 153                            219
Funds Withheld 141                            164
Unearned Premium 746                            574
Bank Loan 105                            375
Senior Notes 91                              91
Other Liabilities 246                            244
     Total Liabilites $5,929 $5,972
Shareholders' Equity 1,363                         1,280
$7,292 $7,252

($ in millions)
Quarterly Results Comparison
2009 2008
Gross Premiums Written $397 $369
Net Premiums Earned 229 235
Net Investment Income 42 43
Net Gains on Other Investments 21 39
Net Realized Losses on Fixed Maturities (2) (2)
Other Income 1 -
Total Revenues 291 315
Total Losses, Expenses & Taxes 245 241
Net Income $46 $74
Property & Casualty Underwriting
Loss Ratio 65% 55%
Expense Ratio 26% 24%
Combined Ratio 91% 79%
Three months ended June 30,

Three months ended June 30, 2009
($ in millions)
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Bermuda / Dublin Max at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $133.9 $95.2 $81.0 $45.4 $355.5 $41.0 $0.0 $396.5
Reinsurance premiums ceded (49.3) (18.1) (51.7) (10.6) (129.6) (0.0) 0.0 (129.7)
Net premiums written $84.7 $77.1 $29.4 $34.7 $225.8 $41.0 $0.0 $266.8
Earned premiums 101.6 112.6 63.1 36.4 313.6 41.0 0.0 354.6
Earned premiums ceded (50.7) (22.8) (41.7) (10.6) (125.8) 0.0 0.0 (125.8)
Net premiums earned 50.8 89.7 21.4 25.8 187.8 41.0 0.0 228.8
Net investment income 5.7 10.0 1.5 0.6 17.8 12.9 11.0 41.8
Net gains on other investments 1.0 2.4 0.0 0.0 3.4 9.3 8.7 21.4
Net realized gains (losses) on fixed maturities 0.0 0.0 0.0 0.7 0.7 0.0 (2.7) (1.9)
Other income 0.0 0.0 0.4 0.4 0.8 0.0 0.2 1.0
Total revenues $57.5 $102.1 $23.3 $27.6 $210.6 $63.3 $17.2 $291.0
Net losses and loss expenses 37.8 57.8 13.1 13.5 122.2 0.0 0.0 122.2
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 55.4 0.0 55.4
Acquisition costs (0.5) 15.7 2.7 6.4 24.4 0.7 0.0 25.1
Interest expense 0.0 1.2 0.0 0.0 1.2 0.8 2.7 4.7
Foreign exchange (gains) losses 0.0 0.0 0.0 (1.7) (1.7) 0.0 (1.7) (3.4)
Merger and acquisition expenses 0.0 0.0 0.0 0.0 0.0 0.0 4.8 4.8
General and administrative expenses 5.4 7.2 5.6 5.7 24.0 0.7 11.5 36.1
Total losses and expenses 42.8 82.0 21.5 23.9 170.1 57.6 17.2 244.9
Income (loss) before taxes $14.8 $20.1 $1.8 $3.7 $40.4 $5.7 $0.0 $46.0
Loss Ratio 74.4% 64.4% 61.4% 52.1% 65.1%
Combined Ratio 84.1% 90.0% 100.4% 99.0% 90.8%

P&C Combined Ratio
Operating ROE
Gross Premiums Written
Operating Earnings Per Share (Diluted)
Life, $212
Life, $275
Life, $45
Life, $302
Life, $242
$1,254
$1,078
$865
$1,246
$1,044
$0
$250
$500
$750
$1,000
$1,250
$1,500
2004 2005 2006 2007 2008
$2.70
$3.52
$4.81
$0.19
($2.59)
($3)
$0
$3
$6
2004 2005 2006 2007 2008
15.8%
1.0%
17.3%
20.7%
(10.2%)
(10%)
(5%)
0%
5%
10%
15%
20%
25%
2004 2005 2006 2007 2008
Profitable Underwriting Trends
94%
106%
86%
88%
92%
75%
100%
125%
2004 2005 2006 2007 2008

Invested Assets (Ratio to Shareholders’ Equity)
Shareholders’ Equity (Book Value Per Share)
Dividends
Operating Cash Flow
$3,515
$4,223
$4,536
$5,123
$5,357
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2004 2005 2006 2007 2008
$799
$447
$273
$252
$508
$0
$300
$600
$900
2004 2005 2006 2007 2008
$903
$1,186
$1,390
$1,584
$1,280
$0
$300
$600
$900
$1,200
$1,500
$1,800
2004 2005 2006 2007 2008
$0.12
$0.18
$0.24
$0.32
$0.36
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008
(3.9:1) (3.6:1) (3.3:1) (3.2:1) (3.9:1)
($19.70) ($20.16) ($23.06) ($27.54) ($22.77)
($ in millions)
A Growing, Global Insurance / Reinsurance Company

Average quality of AA
70%+ of fixed income securities rated Aa or better
Less than 7% rated Baa or below
Approximately 42% of portfolio is Cash, Governments, Agencies, and Agency MBS
Cash balance is approximately $1,008 million or 22% of the portfolio
U.S. and G7 governments approximately $805 million or 17% of the portfolio
U.S. Agencies approximately $238 million or 5% of the portfolio
U.S. Agency MBS approximately $571 million or 12% of the portfolio
Corporate Holdings are well diversified
Approximately 32% of the portfolio
Approximately 200 different corporate issuers
Largest “Aa” issuer is less than 1.1% of the portfolio
Largest “A” issuer is less than 1.0% of the portfolio
No CDO’s, CLO’s, SIV’s or other highly structured securities
Remaining portfolio is high quality ABS, RMBS and CMBS Holdings
Almost all RMBS holdings are rated AAA, with substantial portion being agency CMO’s
Almost all CMBS holdings are rated AAA
Principal losses, if any, are expected to be minimal based upon cash flow and stress testing
ABS holdings are largely comprised of plain vanilla auto and credit cards
Home equity ABS holdings amount to approximately $38 million (all Subprime and Alt – A)
Subprime and Alt – A exposures are approximately $68 million book value
2.8 year weighted average life
Significant and growing over-collateralization
No principal losses are expected based upon cash flow and stress testing
Unrealized loss of approximately $20 million
High Quality Cash and Fixed Income Portfolio

Supplemental Investment Data
____________________
(1) Included within U.S. Governments and Agencies are Agency Mortgage-Backed Securities with a fair value of $571,399
Note:  Past performance should not be considered to be a reliable indicator of future performance.
Fair Investment Credit Fair Ratings
($ thousands) Value Distribution Rating Value Distribution
Cash and Cash Equivalents $1,008,178 19.7%
U.S. Government and Agencies
(1)
$964,246 26.2%
U.S. Government and Agencies 392,847 7.7% AAA 1,335,687 36.3%
Non-U.S. Government 650,456 12.7% AA 371,494 10.1%
Corporate Securities 1,517,071 29.6% A 768,592 20.9%
Municipal Securities 40,712 0.8% BBB 147,497 4.0%
Asset-Backed Securities 155,351 3.0% BB 27,761 0.8%
Residential Mortgage-Backed Securities 650,545 12.7% B or lower 63,938 1.7%
Commercial Mortgage-Backed Securities
272,233 5.3%
$3,679,215 100.0%
Fixed Maturities $3,679,215 71.8%
Annualized Periodic Rate of Return
Last Year Last Last
3 Months to Date 12 months 60 months
Cash and Fixed Maturities $4,687,393 91.5% 1.30% 0.88% 5.08% 4.44%
Convertible Arbitrage - 0.0% 0.00% 16.99% 2.72% (0.18%)
Distressed Securities 71,680 1.4% 4.71% 4.44% (17.45%) 7.48%
Diversified Arbitrage 38,177 0.7% 3.03% 3.29% (29.35%) (3.31%)
Emerging Markets 41,613 0.8% 19.76% 19.98% (19.19%) 7.50%
Event-Driven Arbitrage 60,291 1.2% 8.42% 11.66% (29.96%) 6.05%
Fixed Income Arbitrage 25,177 0.5% 2.36% 12.24% 17.36% 10.59%
Global Macro 48,911 1.0% 6.69% 6.52% (4.59%) 5.57%
Long / Short Credit 14,169 0.3% 7.07% 10.27% (5.97%) 5.96%
Long / Short Equity 131,205 2.5% 1.47% 5.58% (8.59%) 4.23%
Opportunistic 2,926 0.1% (26.34%) (28.86%) (55.57%) (1.74%)
Hedge Funds 434,149 8.5% 3.14% 5.21% (16.10%) 3.29%
Reinsurance Private Equity 2,454 0.0% (4.20%) 7.61% 2.92% 8.77%
Other Investments $436,603 8.5% 3.11% 5.23% (16.02%) 2.68%
Total Investments $5,123,996 100.0% 1.53% 1.62% (2.59%) 4.30%